Summary Prospectus, Statutory Prospectus and Statement of Additional Information Supplement dated December 13, 2019

Important Notice Regarding Changes in Fund Name, Fees and Investment Strategy for Invesco Oppenheimer Intermediate Income Fund

The purpose of this supplement is to provide you notice of changes to the current Prospectuses and Statement of Additional Information (“SAI”) of Invesco Oppenheimer Intermediate Income Fund. You should read this supplement in conjunction with the Summary Prospectus, Statutory Prospectus and SAI and retain it for future reference.

On December 10, 2019, the Board of Trustees (the “Board”) of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”) approved changes to the name, management fee and principal investment strategies of Invesco Oppenheimer Intermediate Income Fund (the “Fund”) in connection with repositioning the Fund as a factor-based intermediate bond fund, effective on or about February 28, 2020. Shareholders of the Fund should be aware that, in connection with the Fund’s repositioning, the changes outlined below will be effectuated and the Fund will implement a factor-based investment strategy, with higher allocations to value bonds, low volatility bonds and high carry bonds, as described below. This supplement describes these changes and the corresponding additional risks, including the risks relating to factor-based investing. Due to the repositioning, the Fund may experience a higher than normal portfolio turnover rate, which may result in increased transaction costs and increased capital gain distributions to shareholders.

Accordingly, effective on or about February 28, 2020, the Fund’s Summary and Statutory Prospectuses and SAI will be revised to reflect the following:

1.	The Fund will be renamed “Invesco Intermediate Bond Factor Fund.”

2.

The contractual management fee for the Fund will be lowered to 0.25% of the Fund’s average daily net assets for the first $2 billion in assets and 0.23% of the Fund’s average daily net assets over $2 billion in assets.

3.

The following or similar information regarding the Fund’s new strategy will replace in its entirety similar information appearing in the strategies sections of the Fund’s Summary and Statutory Prospectuses:

“Under normal market conditions, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in debt securities, and in derivatives and other instruments that have economic characteristics similar to such securities.

The kinds of debt securities in which the Fund will primarily invest include investment grade U.S. corporate and government debt obligations (including securities issued or guaranteed by the U.S. Government or its agencies or federally-chartered entities referred to as “instrumentalities”), as well as mortgage-backed, commercial mortgage-backed and asset-backed securities. The Fund’s debt investments may include certain restricted securities, including securities that are only eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) (such securities being referred to as “Rule 144A Securities”).

The Fund is managed by Invesco Advisers, Inc.’s (Invesco or the Adviser) Fixed Income Factor Team (FIF). In selecting securities for the portfolio, the Fund’s portfolio managers and FIF analysts utilize a factor-based strategy that seeks to outperform the Fund’s market-weighted benchmark index. This strategy involves systematically targeting securities represented in the benchmark index exhibiting quantifiable issuer characteristics (or “factors”) that FIF’s research suggests will have higher returns over market cycles. Securities no longer exhibiting these factors will typically be sold. FIF’s research is based on the accumulated knowledge of years of academic research which FIF uses to select securities that historically have tended to outperform in their respective universe. In practice, this means the Fund may have higher allocations than its benchmark index to: value bonds (bonds that have high spreads relative to other securities of similar credit quality and/or sector); low volatility bonds (bonds that have lower levels of price volatility); and high carry bonds (bonds with higher absolute yield or spread). The portfolio managers expect to include additional factors or modify the factors used to build the Fund’s portfolio as the research evolves. Although the portfolio managers implement a factor-based investment strategy, they retain discretion to position the Fund appropriately in terms of risk exposures and position sizes. Accordingly, the portfolio managers will seek to minimize some of the residual risks associated with the higher allocations to the types of bonds mentioned above (such as duration and sector concentration) including through the use of derivatives, as described below.

“Investment-grade” debt securities are rated in one of the top four rating categories by nationally recognized statistical rating organizations (NRSROs) such as Moody’s Investors Service, Inc. (Moody’s) or S&P Global Ratings (S&P). The Fund may also invest in unrated securities, in which case the Adviser may internally assign ratings to certain of those securities, after assessing their credit quality, in investment grade categories similar to those of NRSROs. There can be no assurance, nor is it intended, that the Adviser’s credit analysis is consistent or comparable with the credit analysis process used by an NRSRO. Under normal market conditions, the Fund will only purchase debt securities rated investment grade by at least one major agency (or, if unrated, determined by the Adviser to be investment grade). However, the Fund may nonetheless hold below-investment grade debt securities (also referred to as “junk” bonds) in instances where a debt security’s rating is downgraded after the Fund purchases it. The Adviser does not impose any limit on below-investment grade holdings in instances of bonds being downgraded.

The Fund has no limitations on the range of maturities of the debt securities in which it can invest and may hold securities with short-, medium- or long-term maturities. The maturity of a security differs from its effective duration, which attempts to measure the expected sensitivity of a security’s price to interest rate changes. To try to decrease such sensitivity, the Fund seeks to maintain a weighted average effective portfolio duration of four to ten years, measured on a dollar-weighted basis using the effective duration of the securities included in the portfolio and the amount invested in each of those securities. However, the duration of the portfolio might not meet that target due to market events or interest rate changes that cause debt securities to be repaid more rapidly or more slowly than expected.

The Fund may purchase securities of issuers of any market capitalization.

The Fund may invest a portion of its assets in foreign debt securities, including securities issued by foreign governments or companies in both developing and emerging markets. The Fund may invest in securities denominated in U.S. dollars or local foreign currencies, however, the portfolio managers may use derivatives to seek to hedge any foreign currency exposure.

The Fund may invest in U.S. agency mortgage pass-through securities and may seek to obtain such exposure primarily through the use of standardized agreements for forward or future delivery in which the actual mortgage pools to be delivered are not specified until shortly prior to settlement (to be announced (“TBA”) transactions).

The Fund may also use certain types of derivative investments for investment purposes or hedging to manage investment risks, including: options, futures, forward contracts, swaps, certain mortgage-related securities or asset-backed securities, “structured” notes and other types of derivatives.

The Fund can use swap contracts, including interest rate swaps, to hedge or adjust its exposure to interest rates. The Fund can also use swap contracts, including credit default swaps, to create long or short exposure to corporate or sovereign debt securities. The Fund can further use swap contracts, including credit default index swaps, to hedge credit risk or take a position on a basket of credit entities; total return swaps, to gain exposure to a reference asset; and volatility swaps to adjust the volatility profile of the Fund.

The Fund can use options, including currency options, to seek alpha (return on investments in excess of the benchmark index) or to mitigate risk and to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. The Fund can also use credit default swap options to gain the right to enter into a credit default swap at a specified future date. The Fund can further use swaptions (options on swaps) to manage interest rate risk; and options on bond or rate futures to manage interest rate exposure.

The Fund can use futures contracts, including interest rate futures and Treasury futures, to increase or reduce its exposure to interest rate changes. The Fund can also use currency futures to increase or decrease its exposure to foreign currencies. The Fund can engage in foreign currency transactions either on a spot basis (i.e., for prompt delivery and settlement at the rate prevailing in the currency exchange market at the time) or through forward foreign currency contracts to gain or mitigate the risk of foreign currency exposure.

The Fund may purchase and sell securities on a when-issued and delayed delivery basis, which means that the Fund buys or sells a security with payment and delivery taking place in the future. The payment obligation and the interest rate are fixed at the time the Fund enters into the commitment. No income accrues on such securities until the date the Fund actually takes delivery of the securities.”

4.

The risk sections of the Fund’s Summary and Statutory Prospectuses will be updated to remove “Risks of Event-Linked Securities,” “Risks of Senior Loans and Other Loans,” “Risks of Investing in Municipal Securities,” “Preferred Security Risk” and “Investments in Other Investment Companies” and to include additional risks that correspond with changes to the Fund’s principal investment strategies, including, but not limited to, the following risks:

Factor-Based Investing Risk. Although the Adviser uses a proprietary factor-based investment strategy designed to target securities exhibiting certain factor characteristics, there is no guarantee the factor-based investment strategy will produce the desired outcomes. To the extent the factor-based investment strategy or the information and data included therein are incorrect or incomplete, the decisions made by the Adviser in reliance thereon will expose the Fund to potential risks and could lead to the Fund incurring losses on its investments. In addition, there may be periods when a particular factor is out of favor and therefore, during such periods, the Fund may incur losses.

High Carry Factor. Securities exhibiting a high carry factor are subject to the risk that changes in interest rates, exchange rates or their term will affect their value.

Low Volatility Factor. Low volatility securities are seen as having a lower risk profile than the overall markets. However, a portfolio comprised of low volatility securities may not produce investment exposure that has lower variability to changes in such securities’ price levels. Low volatility securities may also underperform the broader market during periods of rapidly rising security prices.

Value Factor. Value securities are subject to the risk that valuations never improve or that the returns on value securities are less than returns on other styles of investing or the overall stock market.

U.S. Government Obligations Risk. Obligations of U.S. Government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. Government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

Small- and Mid-Capitalization Companies Risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

TBA Transactions Risk. TBA transactions involve the risk of loss if the securities received are less favorable than what was anticipated by the Fund when entering into the TBA transaction, or if the counterparty fails to deliver the securities.

When-Issued, Delayed Delivery and Forward Commitment Risks. When-issued and delayed delivery transactions subject the Fund to market risk because the value or yield of a security at delivery may be more or less than the purchase price or yield generally available when delivery occurs, and counterparty risk because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction. These transactions also have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date, which increases the Fund’s overall investment exposure and, as a result, its volatility.

5.	The portfolio managers for the Fund will be Jay Raol, James Ong, Noelle Corum and Sash Sarangi.

6.

The Fund’s expense limitation agreement will be amended to reflect a reduction to the Fund’s existing expense limits. Under the amended expense limitation agreement, the Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.52%, 1.27%, 0.77%, 0.27%, 0.27% and 0.27%, respectively, of the Fund’s average daily net assets through May 31, 2021.

A revised Summary Prospectus, Statutory Prospectus and SAI that reflect these changes will be available once the repositioning is effective.